Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
March, 1999
Payment: April 15, 1999

              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                               Cusip #                 393534AB8
                                                                  --------------
                                               Trust Account #        33-31958-0
                                                                  --------------
                                               Distribution Date: April 15, 1999
                                                                  --------------


                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                 Original
--------------------------------------------                                               -----------
1.    Amount Available                                                   1,045,438.91
                                                                       --------------

Interest

2.    Aggregate Interest                                                   157,366.35       1.70309903
                                                                       --------------      -----------

3.    Amount Applied to:
      (a) accrued but unpaid Interest

4.    Remaining:
      (a) accrued but unpaid Interest

5.    Monthly Interest                                                     157,366.35
                                                                       --------------
Principal

6.    Current month's principal distribution                               888,072.56       9.61117489
                                                                       --------------      -----------

7.    Remaining outstanding principal balance                           23,167,930.16      250.7351749
                                                                       --------------      -----------
      Pool Factor                                                          0.25073517
                                                                       --------------
8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the Residual
      Assets, as of the immediately preceding Distribution Date        432,327,814.89**
                                                                       --------------
9.    Aggregate principal balance of loans
      refinanced by Green Tree Financial                                 1,923,804.80
                                                                       --------------

10.   Weighted average CPR                                                     14.30%
                                                                       --------------

11.   Weighted average CDR                                                      3.00%
                                                                       --------------

12.   Annualized net loss percentage                                            1.67%
                                                                       --------------

13.   Delinquency             30-59 day                                         0.82%
                                                                       --------------
                              60-89 day                                         0.28%
                                                                       --------------
                              90+ day                                           0.45%
                                                                       --------------
                              Total 30+                                         1.55%
                                                                       --------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
March, 1999
Payment: April 15, 1999


                                                   Fee Assets
                          ------------------------------------------------------
                                    Guarantee          Inside         Fee Asset
                                       Fees             Refi            Total
                          ------------------------------------------------------

GTFC 1994-1                         267,322.49        36,088.15       303,410.64
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                          ------------------------------------------------------

                                    267,322.49        36,088.15       303,410.64

Total amount of Guarantee Fees and
     Inside Refinance Payments                                        303,410.64
                                                                ----------------

Subordinated Servicing Fees                                           297,886.24
                                                                ----------------

Payment on Finance 1 Note                                             601,296.88
                                                                ----------------

Allocable to Interest (current)                                         8,032.59
                                                                ----------------

Allocable to accrued but unpaid Interest                                    0.00
                                                                ----------------

Accrued and unpaid Trustee Fees                                             0.00
                                                                ----------------

Allocable to Principal                                                593,264.29
                                                                ----------------

Finance 1 Note Principal Balance                                      634,647.06
                                                                ----------------

Green Tree Financial
Net Interest Margin Trust 1994-B
March, 1999
Payment: April 15, 1999

                                                  Inside
                                     Residual      Refi          Total
                          ------------------------------------------------

GTFC 1994-1                               0.00        0.00           0.00
GTFC 1994-2                         132,685.10   32,208.57     164,893.67
GTFC 1994-3                          65,209.42   26,784.75      91,994.17
GTFC 1994-4                         164,838.26   22,415.93     187,254.19
                          ------------------------------------------------

                                    362,732.78   81,409.25     444,142.03

                          Total Residual and Inside
                              Refinance Payments               444,142.03